UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant   ☐

Filed by a party other than the Registrant   ☒

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

Amarin Corporation plc

(Name of Registrant as Specified In Its Charter)

Sarissa Capital Catapult Fund LLC
Sarissa Capital Hawkeye Fund LP
ISP Fund LP
Sarissa Capital Offshore Master Fund LP
Sarissa Capital Master Fund II LP
Sarissa Capital Athena Fund Ltd
Atom Master Fund LP
Sarissa Capital Fund GP LP
Sarissa Capital Fund GP LLC
Sarissa Capital Offshore Fund GP LLC
Sarissa Capital Management GP LLC
Sarissa Capital Management LP
Alexander J. Denner, Ph.D.
Patrice Bonfiglio
Paul Cohen, M.D.
Mark DiPaolo
Keith L. Horn
Odysseas Kostas, M.D.
Louis Sterling III
Diane E. Sullivan

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

This filing contains a press release issued on February 3, 2023 by Sarissa Capital announcing that Sarissa Capital has launched a website at www.FreeAmarin.com in connection with its solicitation of shareholders of Amarin Corporation plc. This filing also contains materials posted by Sarissa Capital to www.FreeAmarin.com.

SARISSA CAPITAL HIGHLIGHTS AMARIN’S DISREGARD FOR SHAREHOLDER INTERESTS AND URGES SHAREHOLDERS TO VOTE THE BLUE PROXY CARD FOR CHANGE AT AMARIN

Sarissa launches website www.freeamarin.com and posts presentation for shareholders

Sarissa urges shareholders to vote the BLUE proxy card by 11:59 PM EST on February 21, 2023

Do NOT vote Amarin’s WHITE proxy card

Greenwich, CT, February 3, 2023 – Sarissa Capital Management LP (“Sarissa”) today made the following statement on Amarin Corporation plc (NASDAQ: AMRN):

Sarissa launches website for shareholders. For Sarissa’s presentation, how to vote, and future communications, please visit Sarissa’s website address below.

Website: www.freeamarin.com

Presentation: https://freeamarin.com/wp-content/pdfs/presentation-slides-opt.pdf

How to vote: https://freeamarin.com/wp-content/pdfs/how-to-vote.pdf

Vote the BLUE proxy card “FOR” all proposals. The General Meeting of Amarin shareholders is scheduled for February 28, 2023, BUT IN ORDER FOR YOUR VOTE TO BE VALID SARISSA MUST SUBMIT YOUR VOTE BEFORE 10 AM EST (NEW YORK TIME) ON FEBRUARY 22, 2023. THEREFORE, WE ARE ASKING THAT ALL HOLDERS SUBMIT THEIR VOTE BY 11:59 PM EST (NEW YORK TIME) ON TUESDAY, FEBRUARY 21, 2023 (THE NIGHT BEFORE) OR THE EARLIEST TIME POSSIBLE.

Shareholders should be receiving the BLUE proxy card next week. If you have any questions on how to vote, please contact

D.F. King & Co., Inc.
48 Wall Street
New York, New York 10005
Shareholders call toll-free: (800) 331-7024
Banks and Brokers call: (212) 269-5550
By Email: AMRN@dfking.com

#FreeAmarin

Contact:	Jean Puong Sarissa Capital Management LP info@sarissacap.com

Additional Information

Sarissa Capital Management LP (“Sarissa Capital”), together with other participants, filed a definitive proxy statement and an accompanying blue proxy card with the SEC on January 31, 2023, in connection with the solicitation of shareholders of Amarin Corporation plc (the “Company”) at the general meeting of the Company for the election of Sarissa Capital’s slate of highly-qualified nominees (the “General Meeting”). Shareholders are advised to read the definitive proxy statement and other relevant documents related to the General Meeting as they contain important information.

The definitive proxy statement and other relevant documents are available at no charge on the SEC’s website at www.sec.gov and at www.freeamarin.com. The definitive proxy statement and other relevant documents are also available at no charge by directing a request to Sarissa Capital’s proxy solicitor, D.F. King & Co., Inc., 48 Wall Street, New York, New York 10005 (Shareholders can call toll-free: (800) 331-7024).

FREE AMARIN

SARISSA CAPITAL
MANAGEMENT LP

Sarissa Capital has caused Amarin Corporation plc to call a general meeting to seat shareholder representatives to the board

VOTE THE BLUE CARD

ONLY VOTE 1 CARD. DISCARD THE WHITE CARD

VOTE "FOR" THE ELECTION OF SARISSA NOMINEES

VOTE "FOR" THE REMOVAL OF CHAIRMAN PER WOLD-OLSEN

VOTE THE BLUE PROXY CARD BY 11:59 PM EST (NEW YORK TIME) ON TUESDAY, FEBRUARY 21, 2023 TO ENABLE SARISSA TO SUBMIT ALL PROXY CARDS BY 10 AM EST (NEW YORK TIME) ON FEBRUARY 22, 2023.

If you have any questions regarding your BLUE proxy card or need assistance in executing your proxy card, please contact:

D.F. King & Co., Inc.
Shareholders call Toll-Free: (800) 331-7024
All Others Call: (212) 269-5550
Email: AMRN@dfking.com

CLICK HERE TO LEARN HOW TO VOTE

SARISSA PRESENTATIONS

> Presentation Slides

SARISSA PUBLIC STATEMENTS

> Press Release Dated February 1, 2023 – Sarissa Capital Urges Amarin Shareholders to Vote the Blue Card by February 22 to Fix Amarin for the Benefit of Shareholders
>
> Press Release Dated January 18, 2023 – Sarissa Capital Calls Out Amarin's Sham Board Refreshment
>
> Press Release Dated January 10, 2023 – Sarissa Capital Submits Notice to Call a Special Meeting of Amarin Shareholders to Add Directors and Remove Chairman Per Wold-Olsen
>
> Press Release Dated October 11, 2022 – Sarissa Capital Has Commenced the Process to Call a Special Meeting of Amarin Shareholders to Remove and Replace Certain Board Members

SARISSA PROXY STATEMENT

> Click here to download the Proxy Statement

SARISSA NOMINEES

> Click here to view the Sarissa Nominees

#FREEAMARIN

660 Steamboat Road
Greenwich, CT 06830

Office: 203-302-2330
Fax: 203-930-1560
Email: info@sarissacap.com

© 2014-2023 Sarissa Capital Management - Important Information

DISCLAIMER

Except as otherwise set forth on this website, the views expressed on this website represent the opinions of Sarissa Capital Management LP and certain of its affiliates (collectively, "Sarissa"), which beneficially own shares of Amarin Corporation plc (the "Company") and are based on publicly available information with respect to the Company. Sarissa recognizes that there may be confidential information in the possession of the Company that could lead it or others to disagree with Sarissa's conclusions. Sarissa reserves the right to change any of its opinions expressed herein at any time as it deems appropriate and disclaims any obligation to notify the market or any other party of any such changes, except as required by law. Sarissa disclaims any obligation to update the information or opinions contained on this website. For the avoidance of doubt, this website is not affiliated with or endorsed by the Company.

Certain financial projections and statements made herein have been derived or obtained from filings made with the Securities and Exchange Commission ("SEC") or other regulatory authorities and from other third party reports. Neither Sarissa nor any of its affiliates shall be responsible or have any liability for any misinformation contained in any third party SEC or other regulatory filing or third party report. The figures presented herein may not have been calculated using generally accepted account principles ("GAAP") or international financial reporting standards ("IFRS") or audited by independent accountants. Such figures may vary from GAAP and IFRS accounting in material respects, and there can be no assurance that the unrealized values reflected herein will be realized. Further, there is no assurance or guarantee with respect to the prices at which any securities of the Company will trade, and such securities may not trade at prices that may be implied herein. The estimates, projections and potential impact of the opportunities identified by Sarissa herein are based on assumptions that Sarissa believes to be reasonable as of the date of the materials on this website, but there can be no assurance or guarantee that actual results or performance of the Company will not differ, and such differences may be material, or that any of the assumptions provided in this website are accurate.

Not an Offer to Sell or Buy

The materials on this website are provided merely as information and are not intended to be, nor should they be construed as, an offer to sell or a solicitation of an offer to buy any security. These materials do not recommend the purchase or sale of any security and should not be construed as legal, tax, investment or financial advice or advice on the merits of any investment decision. Sarissa currently beneficially owns shares of the Company. Sarissa is in the business of buying and selling securities and intends to continue trading in the securities of the Company. It is possible that there will be developments in the future that cause Sarissa from time to time to sell all or a portion of its holdings of the Company in open market transactions or otherwise (including via short sales), buy additional shares (in open market or privately negotiated transactions or otherwise), or trade in options, puts, calls, swaps or other derivative instruments relating to such shares, regardless of the views expressed on this website. Sarissa reserves the right to take any actions with respect to investments in the Company as it may deem appropriate, and to change its intentions with respect to investments in the Company at any time as it deems appropriate, and disclaims any obligation to notify the market or any other party of any such changes, except as required by law.

Although Sarissa believes the statements made in this website are substantially accurate in all material respects and does not omit to state material facts necessary to make those statements not misleading, Sarissa makes no representation or warranty, express or implied, as to the accuracy or completeness of those statements or any other written or oral communication it makes with respect to the Company and any other companies mentioned, and each of Sarissa, the other Participants and their respective affiliates expressly disclaims any liability relating to those statements or communications (or any inaccuracies or omissions therein). Thus, shareholders and others should conduct their own independent investigation and analysis of those statements and communications and of the Company and any other companies to which those statements or communications may be relevant.

Third Party Statements and Information

Sarissa has neither sought nor obtained the consent from any other third party to use any statements or information contained herein that have been obtained or derived from statements made or published by such third parties, nor has it paid for any such statements. Any such statements or information should not be viewed as indicating the support of such third parties for the views expressed herein. Sarissa does not endorse third-party estimates or research that are used on this website solely for illustrative purposes. No warranty is made that data or information, whether derived or obtained from filings made with the SEC or any other regulatory agency or from any third party, is accurate. Past performance is not an indication of future results.

This website may contain links to articles and/or videos (collectively, “Media”). The view and opinions expressed in such Media are those of the author(s)/speaker(s) referenced or quoted in such Media and, unless specifically noted otherwise, do not necessarily represent the opinions of Sarissa.

Cautionary Statement Regarding Forward-Looking Statements

Some of the materials on this website contain forward-looking statements. All statements contained herein that are not clearly historical in nature or that necessarily depend on future events are forward-looking, and the words “anticipate,” “believe,” “expect,” “potential,” “could,” “opportunity,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. The projected results and statements contained herein that are not historical facts are based on current expectations, speak only as of the date of these materials and involve risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by such projected results and statements. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of Sarissa. Although Sarissa believes that the assumptions underlying the projected results or forward-looking statements are reasonable as of the date of these materials, any of the assumptions could be inaccurate and therefore, there can be no assurance that the projected results or forward-looking statements included herein will prove to be accurate and therefore actual results could differ materially from those set forth in, contemplated by, or underlying those forward-looking statements. In light of the significant uncertainties inherent in the projected results and forward-looking statements included herein, the inclusion of such information should not be regarded as a representation as to future results or that the objectives and strategic initiatives expressed or implied by such projected results and forward-looking statements will be achieved. Except to the extent required by applicable law, Sarissa will not undertake and specifically declines any obligation to disclose the results of any revisions that may be made to any projected results or forward-looking statements herein to reflect events or circumstances after the date of such projected results or statements or to reflect the occurrence of anticipated or unanticipated events.

Concerning Intellectual Property

All registered or unregistered service marks, trademarks and trade names referred to on this website are the property of their respective owners, and Sarissa’s use herein does not imply an affiliation with or endorsement by the owners of these service marks, trademarks and trade names.

660 Steamboat Road · Third Floor · Greenwich · CT 06830 | Phone: +1-203-302-2330 | www.sarissacap.com | info@sarissacap.com